Exhibit (o) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of Federated Insurance Series and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.





SIGNATURES                                           TITLE                                                     DATE





/s/ John F. Donahue                                  Chairman and Trustee                          February 2, 2000
-------------------------------------------------
John F. Donahue                                        (Chief Executive Officer)





/s/ J. Christopher Donahue                           President and Trustee                         February 2, 2000
-------------------------------------------------
J. Christopher Donahue





/s/ Richard J. Thomas                                Treasurer                                     February 2, 2000
-------------------------------------------------
Richard J. Thomas                                         (Principal Financial and
                               Accounting Officer)





/s/ Thomas G. Bigley                                 Trustee                                       February 2, 2000
-------------------------------------------------
Thomas G. Bigley







SIGNATURES                                           TITLE                                                     DATE





/s/ Nicholas P. Constantakis                         Trustee                                       February 2, 2000
-------------------------------------------------
Nicholas P. Constantakis





/s/ John T. Conroy, Jr.                              Trustee                                       February 2, 2000
-------------------------------------------------
John T. Conroy, Jr.





/s/ Lawrence D. Ellis, M.D.                          Trustee                                       February 2, 2000
Lawrence D. Ellis, M.D.





/s/ Peter E. Madden                                  Trustee                                       February 2, 2000
-------------------------------------------------
Peter E. Madden





/s/ John E. Murray, Jr.                              Trustee                                       February 2, 2000
-------------------------------------------------
John E. Murray, Jr.





/s/ Marjorie P. Smuts                                Trustee                                       February 2, 2000
-------------------------------------------------
Marjorie P. Smuts




Sworn to and subscribed before me this 2nd  day of February  , 2000




/s/ Nancy H. Beatty
Nancy H. Beatty

Notarial Seal
Nancy H. Beatty, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Dec. 7, 2000
Member, Pennsylvania Association of Notaries